UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 14, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                  8082                   71-0918189
----------------------   ---------------------   -------------------------------
    (State or Other         (Commission File          (I.R.S. Employer
      Jurisdiction               Number)             Identification No.)
   of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 14, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that Ambassador Nancy Goodman Brinker, who was recently appointed Chief of Protocol at the Department of State, has resigned from LHC Group's Board of Directors to focus on her new position. Ms. Brinker's resignation was effective as of September 14, 2007.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits
     EXHIBIT NO.       DESCRIPTION
     -----------       -----------

       99.1            Press Release dated September 14, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.

                                    By:  /s/ Keith G. Myers
                                         ---------------------------------------
                                             Keith G. Myers
                                             Chief Executive Officer


Dated:      September 17, 2007



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                                INDEX TO EXHIBITS


     EXHIBIT NO.       DESCRIPTION
     -----------       ---------------------------------------------------------
        99.1           Press Release dated September 14, 2007.